Exhibit (j)(2)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading ""Financial Highlights"" in the Post-Effective Amendment to Registration Statement on Form N1-A of Pilgrim Growth and Income Funds, Inc.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
November 9, 2001